UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2010

INTERNATIONAL FLAVORS & FRAGRANCES INC.
 (Exact name of registrant as specified in its charter)

New York	1-4858	13-1432060
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 25, 2010, at the time International Flavors & Fragrances Inc. (the “Company”) filed its Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”), the Company had received a manually signed consent (the “Consent”) from PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, pursuant to which PricewaterhouseCoopers LLP consented to the incorporation by reference of its Report dated February 25, 2010 relating to the Company’s financial statements and financial statement schedule in the 2009 Form 10-K and the effectiveness of internal control over financial reporting of the Company in the Company’s Registration Statements on Form S-3 and Form S-8 listed on the Consent.

The Company filed the Consent as Exhibit 23 to its 2009 Form 10-K although inadvertently omitted the conformed electronic signature of PricewaterhouseCoopers LLP. In order to correct this inadvertent oversight, a copy of the Consent as originally filed, including the conformed electronic signature of PricewaterhouseCoopers LLP is attached as Exhibit 23 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
23	Consent of Independent Registered Public Accounting Firm, dated February 25, 2010, with conformed signature of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS &
FRAGRANCES INC.

Dated: July 8, 2010

By: /s/ Dennis M. Meany
Name: Dennis M. Meany
Title: Senior Vice President, General Counsel and
Secretary